                                                                   EXHIBIT 10.19

                                  SUB-SUBLEASE

                                     BETWEEN

                                   GOOGLE INC.

                                       AND

               AVENUE A LLC, A NEW YORK LIMITED LIABILITY COMPANY

                           18th, 19th and 20th Floors
                        1440 Broadway, New York, New York

                                  SUB-SUBLEASE

      THIS SUB-SUBLEASE ("Sublease") is entered into as of May 22, 2006, by and between GOOGLE INC., a Delaware corporation ("Sublandlord") and AVENUE A LLC, a New York limited liability company ("Subtenant"), with reference to the following facts:

      A. Pursuant to that certain Lease dated December 31, 1999 (the "Original Master Lease"), as the same has been amended by an amendment dated as of July 13, 2000 ("First Master Lease Amendment") and March 16, 2001 ("Second Master Lease Amendment") (the Original Master Lease, as amended by the First Master Lease Amendment and the Second Master Lease Amendment, herein referred to as "Master Lease"), 1440 Partners, LLC ("Landlord"), as successor-in-interest to 1440 Broadway Partners, LLC, leases to About.com, Inc. ("Master Sublandlord"), as tenant, certain space (the "Master Lease Premises") on the 13th, 14th, 15th, 17th, 18th, 19th, 20th and 21st floors of the Building located at 1440 Broadway in New York, New York (the "Building"), containing an aggregate of 102,840 rentable square feet of space.

      B. Pursuant to the terms of that certain Agreement of Sublease dated as of May 3, 2002 (the "Original Master Sublease", as the same has been amended by that certain First Amendment of Sublease dated as of September 16, 2003 (the "First Amendment") and by that certain Second Amendment of Sublease dated as of January 31, 2004 (the "Second Amendment") (the Original Master Sublease, as amended by the First Amendment and the Second Amendment, being referred to herein as the "Master Sublease"), Master Sublandlord subleases to Sublandlord (as successor-in-interest to Google Inc., a California corporation) a portion of the Master Lease Premises (the "Master Subleased Premises") consisting of the entire 18th, 19th, 20th and 21st floors of the Building.

      C. Subtenant wishes to sublease from Sublandlord, and SublaTheresa Sundndlord wishes to sublease to Subtenant, a portion of the Master Subleased Premises containing approximately 79,704 rentable square feet, and comprised of:

            (i) the entire 18th floor of the Building ("18th Floor"), containing 29,872 rentable square feet;

            (ii) the entire 19th floor of the Building ("19th Floor"), containing 26,696 rentable square feet; and

            (iii) the entire 20th floor of the Building ("20th Floor"), containing 23,136 rentable square feet,

said space being more particularly identified and described on the floor plans attached hereto as EXHIBITS A-1, A-2 AND A-3 and incorporated herein by reference (the "Subleased Premises").

      NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged by the parties, Sublandlord and Subtenant hereby agree as follows:

      1. Sublease. Sublandlord hereby subleases to Subtenant and Subtenant hereby subleases from Sublandlord for the term, at the rental, and upon all of the conditions set forth herein, the Subleased Premises.

      2. Term.

            (a) Generally. The term of this Sublease ("Term") shall commence on the date (the "Commencement Date") that is the later to occur of (x) August 15, 2006 and (y) the date that Sublandlord delivers possession of the Subleased Premises to Subtenant in the condition required hereunder and (z) the date upon which Sublandlord procures Landlord's and Master Sublandlord's consent to this Sublease (together, the "Consent", and the date upon which Sublandlord procures the Consent being the "Effective Date") and end on October 30, 2015 (the "Expiration Date"), unless sooner terminated pursuant to any provision hereof. Sublandlord will use diligent efforts to deliver possession of the Subleased Premises to Subtenant on or before October 1, 2006. Upon the determination of the Commencement Date, Sublandlord and Subtenant will enter into a letter agreement in the form of EXHIBIT B attached hereto.

            (b) Sublandlord's Option to Terminate. Sublandlord shall have the continuing option to terminate this Sublease, effective at any time after the date of expiration of the thirty-sixth (36th) full calendar month of the Term, provided that Sublandlord delivers to Subtenant at least one (1) year's advance written notice of such termination; provided, however, that the effective date of any such termination ("Early Termination Date") may only be the date of expiration of the third (3rd) year of the Term ("Initial Termination Date") or the date that is six (6) months after the Initial Termination Date ("Secondary Termination Date") or any anniversary of the Initial Termination Date or Secondary Termination Date. For example, if the Commencement Date is August 15, 2006, the Early Termination Date may only be (x) August 14, 2009, or any subsequent anniversary of August 14, 2009, or (y) February 14, 2010, or any subsequent anniversary of February 14, 2010. In the event that Sublandlord exercises such right to terminate this Sublease, effective as of the Early Termination Date specified in Sublandlord's notice (subject to the limitation set forth in the immediately preceding sentence), the Term shall expire, the same as if the Term were originally fixed to expire as of such date. Sublandlord may exercise such option to terminate at Sublandlord's sole discretion, and Sublandlord shall not be required to provide any additional consideration, in the form of a termination fee or otherwise, to Subtenant in order to exercise such termination option.

      3. Rent.

            3.1 Rent Payments. From and after the Commencement Date Subtenant shall pay to Sublandlord as base rent for the Subleased Premises during the Term ("Base Rent") the following amounts:

20th Floor:

                                                 Base Rent Rate Per
                                                  Rentable Square            Monthly
Period                                            Foot Per Annum            Base Rent
------                                           ------------------         ----------
Commencement Date - October 31, 2008                   $28.00               $53,989.00
November 1, 2008 - November 30, 2008                   $29.30               $56,490.40
December 1, 2008 - October 31, 2013                    $31.00               $59,768.00
November 1, 2013 - November 30, 2013                   $32.30               $62,274.40
December 1, 2013 - October 31, 2015                    $34.00               $65,552.00

19th Floor:

                                                 Base Rent Rate Per
                                                  Rentable Square             Monthly
Period                                             Foot Per Annum            Base Rent
------                                           ------------------         ----------
Commencement Date - March 31, 2009                    $28.00                $62,290.67
April 1, 2009 - April 30, 2009                        $30.20                $67,184.93
May 1, 2009 - March 31, 2014                          $31.00                $68,964.67
April 1, 2014 - April 30, 2014                        $33.20                $73,858.93
May 1, 2014 - October 31, 2015                        $34.00                $75,638.67

18th Floor:

                                                 Base Rent Rate Per
                                                   Rentable Square           Monthly
Period                                             Foot Per Annum           Base Rent
------                                           ------------------         ----------
Commencement Date - March 31, 2009                    $28.00                $69,701.33
April 1, 2009 - April 30, 2009                        $30.20                $75,177.87
May 1, 2009 - March 31, 2014                          $31.00                $77,169.33
April 1, 2014 - April 30, 2014                        $33.20                $82,645.87
May 1, 2014 - October 31, 2015                        $34.00                $84,637.33

Base Rent shall be paid on the first day of each month of the Term, except that Subtenant shall pay the first month's Base Rent to Sublandlord upon execution of this Sublease and delivery of this Sublease to Sublandlord. If the Term does not begin on the first day of a calendar month or end on the last day of a month, the Base Rent and Additional Rent (hereinafter defined) for any partial month shall be prorated by multiplying the monthly Base Rent and Additional Rent by a fraction, the numerator of which is the number of days of the partial month included in the Term and the denominator of which is the total number of days in the full calendar month. ALL RENT (HEREINAFTER DEFINED) SHALL BE PAYABLE IN LAWFUL MONEY OF THE UNITED STATES, BY REGULAR BANK CHECK OF SUBTENANT, TO SUBLANDLORD AT THE FOLLOWING ADDRESS:

                           1600 Amphitheatre Parkway
                           Mountain View, CA  94043
                           Attn:  Lease Administrator
or to such other persons or at such other places as Sublandlord may designate in writing.

            3.2 Operating Costs.

                (a) Definitions. For purposes of this Sublease and in addition to the terms defined elsewhere in this Sublease, the following terms shall have the meanings set forth below:

                    (1) "Additional Rent" shall mean the sums payable pursuant to Sections 3.2(b), 3.3 and 3.4 below.

                    (2) "Operating Costs" shall mean the aggregate of Taxes and Operating Expenses (as defined in the Master Lease) charged by Master Sublandlord to Sublandlord pursuant to the Master Sublease. The parties acknowledge that, pursuant to the provisions of the Master Sublease, the Base Year applicable to Sublandlord's obligation to pay Taxes and Operating Expenses under the Master Sublease are as follows:

                          Base Year -           Base Year -
Floor                   Operating Costs           Taxes
-----                   ---------------         -----------
18th Floor                  2004                2004 - 2005
19th Floor                  2004                2004 - 2005
20th Floor                  2004                2004 - 2005

                    (3) "Rent" shall mean, collectively, Base Rent, Additional Rent, and all other sums payable by Subtenant to Sublandlord under this Sublease, whether or not expressly designated as "rent", all of which are deemed and designated as rent pursuant to the terms of this Sublease.

                    (4) "Subtenant's Percentage Share" shall mean 77.50%. Subtenant's Percentage Share has been obtained by dividing the rentable area of the Subleased Premises by the rentable area of the Master Lease Premises and multiplying such quotient by 100. If the Subleased Premises is delivered to Subtenant on a floor-by-floor basis, Subtenant's Percentage Share with respect to each floor will be based upon the date of delivery of the floor and the number of days in the calendar year in which the floor is a part of the Subleased Premises; for such purposes, the floors comprising the Subleased Premises will have the following Percentage Shares:

Floor                            Percentage Share
-----                            ----------------
18th Floor:                            29.05%
19th Floor:                            25.96%
20th Floor:                            22.49%

In the event Subtenant's Percentage Share is changed during a calendar year by reason of a change in the rentable area of the Subleased Premises or the Master Sublease Premises, Subtenant's Percentage Share shall thereupon be adjusted to equal the result obtained by dividing the rentable area of the Subleased Premises by the rentable area of the Master Sublease Premises and multiplying such quotient by 100, Subtenant's Percentage Share shall be determined on the basis of the number of days during such calendar year at each such Percentage Share.

                (b) Payment of Operating Costs. In addition to the Base Rent payable pursuant to Section 3.1 above, from and after the Commencement Date, for each calendar year of the Term, Subtenant, as Additional Rent, shall pay Subtenant's Percentage Share of Operating Costs payable by Sublandlord under the Master Sublease for the then current calendar year. Sublandlord shall give Subtenant written notice of Sublandlord's estimate of the amount of Additional Rent per month payable pursuant to this Section 3.2(b) for each calendar year following Sublandlord's receipt of Master Sublandlord's invoices therefor as described in Sections 4(b) and 4(c) of the Original Master Sublease; said amounts will be payable in accordance with the procedures described in Sections 4(b) and 4(c) of the Original Master Sublease, as incorporated herein by reference pursuant to Section 7.2 below.

            3.3 Electricity. Subtenant shall pay Sublandlord for electrical service provided to the Subleased Premises in accordance with the provisions of
Section 4(a)(ii) of the Original Master Sublease, Section 6 of the First Amendment and Section 6 of the Second Amendment (i.e., electricity costs payable by Subtenant will be those costs of electricity shown on the submeters installed on the floors comprising the Subleased Premises, plus a three percent (3%) fee payable to Landlord, and no additional fee payable to Sublandlord or Master Sublandlord).

            3.4 Additional Commission Rent. It is the intention of the parties that Subtenant shall pay additional rent to Sublandlord ("Commission Reimbursement Rent") sufficient to reimburse Sublandlord for the commission paid to Sublandlord's Broker (defined in Section 18 below). Accordingly, concurrently with each monthly installment of Base Rent hereunder, Subtenant shall additionally pay to Sublandlord Commission Reimbursement Rent as follows:

                                  Percentage of Applicable Aggregate
Months of Term                            Monthly Base Rent
--------------                    ----------------------------------
1 - 12                                       2.5%
13 - 24                                      2.0%
25 - 36                                     1.75%
37 - 48                                     1.75%
49 - 60                                     1.75%
61 - 120                                    1.25%

For example, if in month 27, the aggregate Monthly Base Rent payable hereunder is $205,902.00, the applicable Commission Reimbursement Rent payable by Subtenant as of the first day of such calendar month would be 1.75% of such aggregate Monthly Base Rent amount, or $3,603.29.

            3.5 Subleasing Fees and Costs. Subtenant shall additionally pay as Additional Rent hereunder, the cost incurred by Sublandlord in the preparation, negotiation and completion of this Sublease, including, without limitation, (i) Sublandlord's attorneys' fees and costs associated with the preparation and negotiation of this Sublease and (ii) any review costs, administrative charges or attorneys' fees and costs charged to Sublandlord by Master Sublandlord or Landlord with respect to said parties' respective review and approval of this Sublease. Sublandlord and Subtenant expressly acknowledge that this Section 3.5 shall not be construed to require Subtenant to pay brokers' commissions incurred by Sublandlord; the provisions of Sections 3.4 above and 17 below, contain the parties' agreement regarding the payment of commissions payable to Sublandlord's Broker (defined in Section 17 below) and Subtenant's Broker (defined in Section 17 below).

            3.6 Survival. The expiration or earlier termination of this Sublease shall not affect the obligations of Subtenant to pay any Additional Rent payable hereunder, and such obligations shall survive, remain to be performed after, any expiration or earlier termination of this Sublease.

      4. Letter of Credit:

            (a) Initial Letter of Credit. Concurrently with execution hereof, Subtenant has delivered to Sublandlord an unconditional, irrevocable, transferable standby letter of credit (the "Initial Letter of Credit") in the form attached hereto as EXHIBIT C in the amount of $557,943.00 issued by a financial institution acceptable to Sublandlord, as security for the full and faithful performance of Subtenant's obligations under this Sublease. Sublandlord may draw upon the Initial Letter of Credit or any Replacement Letter of Credit (as that term is defined below) on or after the occurrence of either: (i) an uncured event of default under this Sublease; (ii) any failure by Subtenant to deliver to Sublandlord a Replacement Letter of Credit as and when required pursuant to this Section 4; (iii) an uncured failure by Subtenant to perform one or more of its obligations under this Sublease and the existence of circumstances in which Sublandlord is enjoined or otherwise prevented by operation of law from giving to Subtenant a written notice which would be necessary for such failure of performance to constitute an event of default, or
(iv) the appointment of a receiver to take possession of all or substantially all of the assets of Subtenant, or an assignment of Subtenant for the benefit of creditors, or any action taken or suffered by Subtenant under any insolvency, bankruptcy, reorganization or other debtor relief proceedings, whether now existing or hereafter amended or enacted; provided that in the event of (i) or
(iii), Sublandlord may, at Sublandlord's sole option, draw upon a portion of the face amount of the Initial Letter of Credit or any Replacement Letter of Credit, as applicable, as required to compensate Sublandlord for damages incurred (with subsequent demands at Sublandlord's sole election as Sublandlord incurs further damage).

            (b) Delivery of Replacement Letter of Credit. Subtenant shall deliver to Sublandlord a new letter of credit (a "Replacement Letter of Credit") at least thirty (30) days prior to the expiry date of the Initial Letter of Credit or of any Replacement Letter of Credit held by Sublandlord. Each Replacement Letter of Credit delivered by Subtenant to Sublandlord shall: (i) be issued by a banking institution acceptable to Sublandlord in its reasonable judgment; (ii) be in the same form as the letter of credit attached to this Sublease as EXHIBIT C; (iii) bear an expiry date not earlier than one (1) year from the date when such Replacement Letter of Credit is delivered to Sublandlord; and (iv) be in an amount not less than the amount specified in
Section 4(a). Upon the delivery to Sublandlord of a Replacement Letter of Credit as described in this Section 4, Sublandlord shall return to Subtenant the Initial Letter of Credit or any previous Replacement Letter of Credit then held by Sublandlord.

            (c) Draw Upon Letter of Credit. All proceeds of a draw upon of the Initial Letter of Credit or any Replacement Letter of Credit shall be, at Sublandlord's sole election, either: (i) applied by Sublandlord to damages incurred by Sublandlord as a result of the event giving rise to the draw, or
(ii) held by Sublandlord as a security deposit, and, at the sole election of Sublandlord, applied on one or more occasions to remedy failures on the part of Subtenant in the payment of Rent, to repair damages to the Subleased Premises caused by Subtenant and to clean the Subleased Premises.

            (d) Sublandlord's Transfer. If Sublandlord conveys or transfers its interest in the Subleased Premises and, as a part of such conveyance or transfer, Sublandlord assigns its interest in this Sublease: (i) the Initial Letter of Credit or any Replacement Letter of Credit shall be transferred to Sublandlord's successor; (ii) Sublandlord shall be released and discharged from any further liability to Subtenant with respect to such Initial Letter of Credit and any Replacement Letter of Credit; and (iii) any Replacement Letter of Credit thereafter delivered by Subtenant shall state the name of the successor to Sublandlord as the beneficiary of such Replacement Letter of Credit and shall contain such modifications in the text of the Replacement Letter of Credit as are required to appropriately reflect the transfer of the interest of Sublandlord in the Subleased Premises.

      5. Guaranty. Subtenant shall cause aQuantive, Inc. ("Guarantor") to execute a Guaranty of Sublease in the form attached to this Sublease as EXHIBIT D (the "Guaranty"). Subtenant shall have no right to enter into the Subleased Premises until Subtenant has delivered to Sublandlord the Guaranty, executed by Guarantor, and Subtenant's failure to deliver such Guaranty within ten (10) days after the date of mutual execution and delivery of this Sublease shall, at Sublandlord's option, either (i) void this Sublease and release the parties of all liability hereunder, or (ii) constitute a material default by Subtenant without the necessity of notice or opportunity to cure.

      6. Use and Occupancy.

            6.1 Use. The Subleased Premises shall be used and occupied only for the purposes permitted under the Master Sublease, and for no other use or purpose.

            6.2 Compliance with Master Sublease. Subtenant agrees that it will occupy the Subleased Premises in accordance with the terms of the Master Sublease and will not suffer to be done or omit to do any act which may result in a violation of or a default under any of the terms and conditions of the Master Sublease, or render Sublandlord liable for any damage, charge or expense thereunder. Subtenant further covenants and agrees to indemnify and defend Sublandlord against and to protect and hold Sublandlord harmless from any claim, demand, action, proceeding, suit, liability, loss, judgment, expense (including attorneys' fees and costs) and damages of any kind or nature whatsoever arising out of, by reason of, or resulting from, Subtenant's failure to perform or observe any of the terms and conditions of the Master Sublease or this Sublease. Any other provision in this Sublease to the contrary notwithstanding, Subtenant shall pay to Sublandlord as Rent hereunder any and all sums which Sublandlord may be required to pay to Landlord or Master Sublandlord arising out of a request by Subtenant for, or use by Subtenant of, additional or over-standard Building services from Landlord or Master Sublandlord (for example, but not by way of limitation, charges associated with after-hours HVAC usage and overstandard electrical charges).

      7. Master Sublease.

            7.1 Subject to Master Sublease. This Sublease is and shall be at all times subject and subordinate to the Master Sublease and the Master Lease. Subtenant acknowledges that Subtenant has reviewed and is familiar with all of the terms, agreements, covenants and conditions of the Master Sublease. Additionally, Subtenant's rights under this Sublease shall be subject to the terms of the Consents. During the Term and for all periods subsequent thereto with respect to obligations which have arisen prior to the termination of this Sublease, Subtenant agrees to perform and comply with, for the benefit of Sublandlord, Master Sublandlord and Landlord, the obligations of Sublandlord under the Master Sublease which pertain to the Subleased Premises and/or this Sublease, except for those provisions of the Master Sublease which are directly contradicted by this Sublease, in which event the terms of this Sublease document shall control over the Master Sublease.

            7.2 Incorporation of Terms of Master Sublease. The terms, conditions and respective obligations of Sublandlord and Subtenant to each other under this Sublease shall be the terms and conditions of the Master Sublease, except for those provisions of the Master Sublease which are directly contradicted by this Sublease, in which event the terms of this Sublease shall control over the Master Sublease. Therefore, for the purposes of this Sublease, wherever in the Master Sublease the word "Sublessor" is used it shall be deemed to mean Sublandlord and wherever in the Master Sublease the word "Sublessee" is used it shall be deemed to mean Subtenant. Any non-liability, release, indemnity or hold harmless provision in (or incorporated into) the Master Sublease for the benefit of Master Sublandlord or Landlord shall be deemed to inure to the benefit of Sublandlord, Master Sublandlord, Landlord, and any other person intended to be benefited by said provision, for the purpose of incorporation by reference in this Sublease. Any right of Landlord or Master Sublandlord under the Master Sublease (a) of access or inspection, (b) to do work in the Master Sublease Premises or in the Building, (c) in respect of rules and regulations shall be deemed to inure to the benefit of Sublandlord, Master Sublandlord, Landlord, and any other person intended to be benefited by said provision, for the purpose of incorporation by reference in this Sublease.

            7.3 Modifications. For the purposes of incorporation herein, the terms of the Master Lease are subject to the following additional modifications:

                  (a) Approvals. In all provisions of the Master Sublease (under the terms thereof and without regard to modifications thereof for purposes of incorporation into this Sublease) requiring the approval or consent of Landlord and/or Master Sublandlord, Subtenant shall be required to obtain the approval or consent of Sublandlord, Master Sublandlord and Landlord.

                  (b) Deliveries. In all provisions of the Master Sublease requiring Sublandlord to submit, exhibit to, supply or provide Master Sublandlord and/or Landlord with evidence, certificates, or any other matter or thing, Subtenant shall be required to submit, exhibit to, supply or provide, as the case may be, the same to Landlord, Master Sublandlord and Sublandlord.

                  (c) Damage; Condemnation. Sublandlord shall have no obligation to restore or rebuild any portion of the Subleased Premises after any destruction or taking by eminent domain.

                  (d) Insurance. In all provisions of the Master Sublease requiring Sublandlord to designate Landlord and/or Master Sublandlord as an additional or named insured on its insurance policy, Subtenant shall be required to so designate Landlord, Master Sublandlord and Sublandlord on its insurance policy. Provided, however, that notwithstanding any inconsistent terms in the Master Lease or Master Sublease, Subtenant shall not be in default hereunder due to the portion of its liability insurance coverage which is provided by an umbrella policy.

            7.4 Exclusions. Notwithstanding the terms of Section 7.2 above, Subtenant shall have no rights nor obligations under the following parts, Sections and Exhibits of the Master Sublease:

                  (a) Original Master Sublease. Section 1(a), Section 2, Section 3(4), Section 3(b), Section 4(f), Section 11, Section 15, Section 17, Section 19, Section 20, Section 21, Section 25, Section 26, Section 27, Section 28(d),
Section 28(e), Section 28(f), Exhibit A, Exhibit B, Exhibit C, Exhibit D.

                  (b) First Amendment. All except Section 6, Section 7 and
Section 15.

                  (c) Second Amendment. All except Section 6, Section 7,
Section 12.


            7.5 Additional Modifications. Notwithstanding the terms of Section
6.2 above, the following provisions of the Master Sublease are modified as described below for the purpose of their incorporation into this Sublease:

                  (a) With respect to references in Section 7(b) of the Original Master Sublease to certain parties (i.e., "Sublessor", "Sublessee" and "Landlord"), the provisions of Section 7.2 above shall not apply. However, Subtenant expressly acknowledges that if, pursuant to the provisions of Landlord's Consent to the Original Master Sublease (as such Consent has been modified and supplemented by subsequent consents to the First Amendment and Second Amendment) and pursuant to the provisions of the Subordination, Non-Disturbance Agreement and Attornment Agreement dated as of June 28, 2002 and executed by and among Landlord, Master Sublandlord and Sublandlord (as the same has been subsequently amended, the "Non-Disturbance Agreement"), if the Master Lease is terminated and Landlord recognizes Sublandlord as a "direct" tenant pursuant to the provisions of the Master Sublease, the Base Rent payable pursuant to the provisions of Section 3.1 above shall be automatically adjusted to equal the Base Rent payable by Sublandlord under the Master Sublease to Landlord (i.e., as said Base Rent is modified pursuant to the provisions of the Non-Disturbance Agreement).

                  (b) For the purposes of the incorporation of Section 13 of the Original Master Sublease herein, references therein to the "Prime Lease" shall be deemed to be references to the Master Lease and the Master Sublease (provided that such references to the

Master Lease shall be additionally subject to the provisions of the Non-Disturbance Agreement and Section 7.5(a) above.

                  (c) For the purpose of incorporation of Section 22 of the Original Master Sublease, references therein to the "Prime Lease" shall be deemed to be references to the Master Lease.

      8. Assignment and Subletting. Subtenant shall not assign this Sublease or further sublet all or any part of the Subleased Premises except subject to and in compliance with all of the terms and conditions of Section 16 of the Master Sublease, and Sublandlord (in addition to Landlord and Master Sublandlord) shall have the same approval rights with respect to assignment and subleasing as Landlord has under the Master Lease; provided, however, that (x) fifty percent (50%) of all "bonus rent" in connection with any such assignment or sublease shall be payable to Sublandlord as and when received by Subtenant. Subtenant shall pay all fees and costs payable to Landlord and Master Sublandlord in connection with any proposed assignment, sublease or transfer of the Subleased Premises, together with all of Sublandlord's reasonable out-of-pocket costs relating to Subtenant's request for such consent, regardless of whether such consent is granted, and the effectiveness of any such consent shall be conditioned upon Landlord's and Master Sublandlord's and Sublandlord's receipt of all such fees and costs and (y) in connection with any proposed assignment or subletting by Subtenant, Sublandlord will have the right, to be exercised by written notice delivered within twenty (20) days after Subtenant's submission of all necessary materials requesting Sublandlord's consent to such assignment or sublease, to terminate this Sublease with respect to the space that is the subject of such proposed assignment or sublease, effective as of the proposed effective date of such proposed assignment or sublease and (z) in no event will there be more than three (3) occupants (inclusive of Subtenant and any sub-subtenants of Subtenant) of the Subleased Premises at any given time.

      9. Default. Except as expressly set forth herein, Subtenant shall perform all obligations in respect of the Subleased Premises that Sublandlord would be required to perform pursuant to the Master Sublease. It shall constitute an event of default hereunder if Subtenant fails to perform any obligation hereunder (including, without limitation, the obligation to pay Rent), or any obligation under the Master Sublease which has been incorporated herein by reference, and, in each instance, Subtenant has not remedied such failure after delivery of any written notice required under this Sublease and passage of fifty percent (50%) of any applicable grace or cure period provided in the Master Sublease as modified, if at all, by the provisions of this Sublease, provided that with respect to non-monetary defaults, Subtenant's cure period shall be the longer of (A) one-half of, or (B) three (3) days less than, the actual cure period provided for such non-monetary default under the Master Lease.

      10. Remedies. In the event of any default hereunder by Subtenant, Sublandlord shall have all remedies provided to the "Landlord" in the Master Lease as if an event of default had occurred thereunder and all other rights and remedies otherwise available at law and in equity. Without limiting the generality of the foregoing, Sublandlord may continue this Sublease in effect after Subtenant's breach and abandonment and recover Rent as it becomes due. Sublandlord may resort to its remedies cumulatively or in the alternative.

      11. Right to Cure Defaults. If Subtenant fails to perform any of its obligations under this Sublease after expiration of applicable grace or cure periods, then Sublandlord may, but shall not be obligated to, perform any such obligations for Subtenant's account. All costs and expenses incurred by Sublandlord in performing any such act for the account of Subtenant shall be deemed Rent payable by Subtenant to Sublandlord upon demand, together with interest thereon at the lesser of (i) eighteen percent (18%) per annum or (ii) the maximum rate allowable under law (the "Interest Rate") from the date of the expenditure until repaid. If Sublandlord undertakes to perform any of Subtenant's obligations for the account of Subtenant pursuant hereto, the taking of such action shall not constitute a waiver of any of Sublandlord's remedies. Subtenant hereby expressly waives its rights under any statute to make repairs at the expense of Sublandlord.

      12. Sublandlord's Liability. Notwithstanding any other term or provision of this Sublease, the liability of Sublandlord to Subtenant for any default in Sublandlord's obligations under this Sublease shall be limited to actual, direct damages, and under no circumstances shall Subtenant, its partners, members, shareholders, directors, agents, officers, employees, contractors, sublessees, successors and/or assigns be entitled to recover from Sublandlord (or otherwise be indemnified by Sublandlord) for (a) any losses, costs, claims, causes of action, damages or other liability incurred in connection with a failure of Landlord, its partners, members, shareholders, directors, agents, officers, employees, contractors, successors and /or assigns to perform or cause to be performed Landlord's obligations under the Master Lease, (b) lost revenues, lost profit or other consequential, special or punitive damages arising in connection with this Sublease for any reason, or (c) any damages or other liability arising from or incurred in connection with the condition of the Subleased Premises or suitability of the Subleased Premises for Subtenant's intended uses. Subtenant shall, however, have the right to seek any injunctive or other equitable remedies as may be available to Subtenant under applicable law. Notwithstanding any other term or provision of this Sublease, no personal liability shall at any time be asserted or enforceable against Sublandlord's stockholders, directors, officers, or partners on account of any of Sublandlord's obligations or actions under this Sublease. In the event of any assignment or transfer of the Sublandlord's interest under this Sublease, which assignment or transfer may occur at any time during the Term in Sublandlord's sole discretion, Sublandlord shall be and hereby is entirely relieved of all covenants and obligations of Sublandlord hereunder accruing subsequent to the date of the transfer and it shall be deemed and construed, without further agreement between the parties hereto, that any transferee has assumed and shall carry out all covenants and obligations thereafter to be performed by Sublandlord hereunder. Sublandlord may transfer and deliver any then existing Security Deposit to the transferee of Sublandlord's interest under this Sublease, and thereupon Sublandlord shall be discharged from any further liability with respect thereto.

      13. Attorneys' Fees. If Sublandlord or Subtenant brings an action to enforce the terms hereof or to declare rights hereunder, the prevailing party who recovers substantially all of the damages, equitable relief or other remedy sought in any such action on trial and appeal shall be entitled to receive from the other party its costs associated therewith, including, without limitation, reasonable attorney's fees and costs from the other party.

      14. Delivery of Possession.

            14.1 Generally. Sublandlord shall deliver, and Subtenant shall accept, possession of the Subleased Premises in their "AS IS" condition as the Subleased Premises exists on the date hereof. Sublandlord shall have no obligation to furnish, render or supply any work, labor, services, materials, furniture (other than the Furniture, defined in Section 17 below), fixtures, equipment, decorations or other items to make the Subleased Premises ready or suitable for Subtenant's occupancy. In making and executing this Sublease, Subtenant has relied solely on such investigations, examinations and inspections as Subtenant has chosen to make or has made and has not relied on any representation or warranty concerning the Subleased Premises or the Building, except as expressly set forth in this Sublease. Subtenant acknowledges that Sublandlord has afforded Subtenant the opportunity for full and complete investigations, examinations and inspections of the Subleased Premises and the common areas of the Building. Subtenant acknowledges that it is not authorized to make or do any alterations or improvements in or to the Subleased Premises except as permitted by the provisions of this Sublease and the Master Sublease and the Master Lease and that upon termination of this Sublease, Subtenant shall deliver the Subleased Premises to Sublandlord in the same condition as the Subleased Premises were at the commencement of the Term, reasonable wear and tear excepted provided, that (i) Subtenant will remove from the Subleased Premises any improvements constructed therein by Subtenant if required pursuant to Section 14.2 below (ii) Subtenant will remove all telecommunications and data cabling, fixtures and equipment installed by or for the benefit of Subtenant and will patch and repair any areas of the Subleased Premises which are damaged by such removal to the reasonable satisfaction of Sublandlord and Landlord.

            14.2 Subtenant's Improvements.

                  (a) Generally. If Subtenant intends to construct improvements within the Subleased Premises ("Subtenant Improvements"), all Subtenant Improvements shall be carried out in accordance with the Master Lease and Master Sublease. Sublandlord will have the right to approve the plans and specifications for any proposed Subtenant Improvements, as well as any contractors whom Subtenant proposes to retain to perform such work, which approval shall not be unreasonably withheld or delayed. Accordingly, Subtenant will submit all such information for Sublandlord's review and written approval prior to commencement of any such work. Subtenant expressly acknowledges that Landlord, Master Sublandlord or Sublandlord may require Subtenant to remove some or all of the Subtenant Improvements at the expiration or sooner termination of the Term; however, if Subtenant requests in writing, concurrently with Subtenant's submission to Sublandlord of its request for consent to any Subtenant Improvements, that Sublandlord make an election as to whether or not Sublandlord desires the subsequent removal of such Subtenant Improvement, Sublandlord will inform Subtenant of Sublandlord's election concurrently with Sublandlord's notice of approval of the Subtenant Improvements (if Sublandlord decides to require Subtenant to remove the Subtenant Improvement in question, such election will not be binding upon Landlord). Promptly following the completion of any Subtenant Improvements or subsequent alterations or additions by or on behalf of Subtenant, Subtenant will deliver to Sublandlord a reproducible copy of "as built" drawings of such work together with a CAD file of the "as-built" drawings in the then-current version of AutoCad.

                  (b) Code-Required Work. If the performance of any Subtenant Improvements or other work by Subtenant within the Subleased Premises "triggers" a requirement for code-related upgrades to or improvements of any portion of the Master Leased Premises or any common areas, Subtenant shall be responsible for the cost of such code-required upgrade or improvements.

      15. Holding Over. If Subtenant fails to surrender the Subleased Premises at the expiration or earlier termination of this Sublease, occupancy of the Subleased Premises after the termination or expiration shall be that of a tenancy at sufferance. Subtenant's occupancy of the Subleased Premises during the holdover shall be subject to all the terms and provisions of this Sublease and Subtenant shall pay an amount (on a per month basis without reduction for partial months during the holdover) equal to 200% of the greater of: (1) the sum of the Base Rent and Additional Rent due for the period immediately preceding the holdover; or (2) the rent rate then being quoted by Landlord for space in the Building. No holdover by Subtenant or payment by Subtenant after the expiration or early termination of this Sublease shall be construed to extend the Term or prevent Sublandlord from immediate recovery of possession of the Subleased Premises by summary proceedings or otherwise. In addition to the payment of the amounts provided above, if Sublandlord is unable to deliver possession of the Subleased Premises to a new subtenant or to Landlord or Master Sublandlord, as the case may be, or to perform improvements for a new subtenant, as a result of Subtenant's holdover or perform improvements, Subtenant shall be liable to Sublandlord for all damages, including, without limitation, consequential damages, that Sublandlord suffers from the holdover; Subtenant expressly acknowledges that such damages may include all of the holdover rent charged by Landlord or Master Sublandlord under the Master Lease or Master Sublease as a result of Subtenant's holdover, which Master Lease holdover rent may apply to the entire Master Lease Premises.

      16. Notices: Any notice by either party to the other required, permitted or provided for herein shall be valid only if in writing and shall be deemed to be duly given only if (a) delivered personally, or (b) sent by means of Federal Express, UPS Next Day Air or another reputable express mail delivery service guaranteeing next day delivery, or (c) sent by United States Certified or registered mail, return receipt requested, addressed: (i) if to Sublandlord, at the following addresses:

                Google Inc.
                1600 Amphitheatre Parkway
                Mountain View, CA  94043
                Attn:  Director of Global Facilities

with a copy to:

                Google Inc.
                1600 Amphitheatre Parkway
                Mountain View, CA  94043
                Attn:  Legal Department
and (ii) if to Subtenant, at the following addresses:

or at such other address for either party as that party may designate by notice to the other. A notice shall be deemed given and effective, if delivered personally, upon hand delivery thereof (unless such delivery takes place after hours or on a holiday or weekend, in which event the notice shall be deemed given on the next succeeding business day), if sent via overnight courier, on the business day next succeeding delivery to the courier, and if mailed by United States certified or registered mail, three (3) business days following such mailing in accordance with this Section.

      17. Furniture. During the Term, at no charge to Subtenant, Subtenant shall be permitted to use the furniture located in the Subleased Premises and described in more particular detail in Exhibit E attached hereto, including without limitation the AllSteel systems furniture, other than the furniture noted in EXHIBIT E as either being "rented" furniture or "furniture that Google will take" (the "Furniture"). Subtenant will be free to remove or dispose of (i) any Furniture designated in Exhibit E as having "Google" ownership, except for the Excepted Items, defined below and (ii) any Furniture designated as having "Primedia" ownership, provided that Master Sublandlord's consent to such disposal is procured (Sublandlord will use reasonable efforts to assist Subtenant in procuring Master Sublandlord's approval to any such disposal). As used herein, the Excepted Items shall mean the conference room tables located in the following conference rooms within the Subleased Premises:

            (i) Eighteenth Floor: Radio City and City Center;

            (ii) Nineteenth Floor: Metropolitan, Natural History and TV & Radio;

            (iii) Twentieth Floor: Nobu and Gotham.

With respect to the Excepted Items, Subtenant shall either retain the Excepted Items in their respective conference rooms or may store the Excepted Items at a facility reasonably acceptable to Sublandlord, but shall not dispose of the same. At the expiration or sooner termination of this Sublease, Subtenant shall return the Excepted Items to Sublandlord in the same condition and location in the Subleased Premises as when received, reasonable wear and tear excepted. Subtenant shall accept the Furniture in its current condition without any warranty of fitness from Sublandlord. Subtenant will cause any Furniture which Subtenant uses (including all Excepted Items) to be insured under Subtenant's policy of property insurance and will provide Sublandlord with evidence reasonably satisfactory to Sublandlord of Subtenant's compliance with the provisions of this sentence.

      18. Brokers. Subtenant represents that it has dealt directly with and only with Newmark Knight Frank ("Subtenant's Broker"), as a broker in connection with this Sublease. Sublandlord represents that it has dealt directly with and only with Bailes & Associates ("Sublandlord's Broker"), as a broker in connection with this Sublease. Sublandlord and Subtenant shall indemnify and hold each other harmless from all claims of any brokers other than Subtenant's Broker and Sublandlord's Broker claiming to have represented Sublandlord or Subtenant in connection with this Sublease. Subtenant and Sublandlord agree that Subtenant's Broker and Sublandlord's Broker shall be paid commissions by Sublandlord in connection with this Sublease pursuant to a separate agreement.

      19. Complete Agreement. There are no representations, warranties, agreements, arrangements or understandings, oral or written, between the parties or their representatives relating to the subject matter of this Sublease which are not fully expressed in this Sublease. This Sublease cannot be changed or terminated nor may any of its provisions be waived orally or in any manner other than by a written agreement executed by both parties.

      20. Interpretation. Irrespective of the place of execution or performance, this Sublease shall be governed by and construed in accordance with the laws of the State of New York. If any provision of this Sublease or the application thereof to any person or circumstance shall, for any reason and to any extent, be invalid or unenforceable, the remainder of this Sublease and the application of that provision to other persons or circumstances shall not be affected but rather shall be enforced to the extent permitted by law. The table of contents, captions, headings and titles, if any, in this Sublease are solely for convenience of reference and shall not affect its interpretation. This Sublease shall be construed without regard to any presumption or other rule requiring construction against the party causing this Sublease or any part thereof to be drafted. If any words or phrases in this Sublease shall have been stricken out or otherwise eliminated, whether or not any other words or phrases have been added, this Sublease shall be construed as if the words or phrases so stricken out or otherwise eliminated were never included in this Sublease and no implication or inference shall be drawn from the fact that said words or phrases were so stricken out or otherwise eliminated. Each covenant, agreement, obligation or other provision of this Sublease shall be deemed and construed as a separate and independent covenant of the party bound by, undertaking or making same, not dependent on any other provision of this Sublease unless otherwise expressly provided. All terms and words used in this Sublease, regardless of the number or gender in which they are used, shall be deemed to include any other number and any other gender as the context may require. The word "person" as used in this Sublease shall mean a natural person or persons, a partnership, a corporation or any other form of business or legal association or entity.

      21. Counterparts. This Sublease may be executed in separate counterparts, each of which shall constitute an original and all of which together shall constitute one and the same instrument. This Sublease shall be fully executed when each party whose signature is required has signed and delivered to each of the parties at least one counterpart, even though no single counterpart contains the signatures of all parties hereto.

            IN WITNESS WHEREOF, the parties hereto hereby execute this Sublease as of the day and year first above written.

                           SUBLANDLORD: GOOGLE INC.,
                                        a Delaware corporation

                           By:          /s/ George Reyes
                                        ----------------------------
                           Print Name:  George Reyes
                           Title:       SVP. CFO

                           SUBTENANT:   AVENUE A LLC, a New York
                                        limited liability company

                           By:          /s/ M. Wayne Wisehart
                                        ----------------------------
                           Print Name:  M. Wayne Wisehart
                           Title:       CFO

                                   EXHIBIT A-1

                         SUBLEASED PREMISES - 18TH FLOOR

                                  EXHIBIT A-1

                               [18TH FLOOR PLAN]

                                   EXHIBIT A-2

                         SUBLEASED PREMISES - 19TH FLOOR

                                  EXHIBIT A-2

                               [19TH FLOOR PLAN]

                                   EXHIBIT A-3

                         SUBLEASED PREMISES - 20TH FLOOR

                                  EXHIBIT A-3

                               [20TH FLOOR PLAN]

                                    EXHIBIT B

                             COMMENCEMENT AGREEMENT

Date        ______________________

Subtenant   ______________________
Address     ______________________
            ______________________
            ______________________

Re: Commencement Letter with respect to that certain Sublease dated as of the _____ day of __________, 2006, by and between GOOGLE INC., A DELAWARE CORPORATION, as Sublandlord, and AVENUE A LLC, A NEW YORK LIMITED LIABILITY COMPANY, as Subtenant, for 79,704 rentable square feet on the 18th, 19th and 20th floors of the Building located at 1440 Broadway, New York, New York.

Dear     __________________:

      In accordance with the terms and conditions of the above referenced Sublease, Subtenant accepts possession of the Premises and agrees:

      1.   The Commencement Date is ________________________;

      2.   The Expiration Date is _________________________.

      Please acknowledge your acceptance of possession and agreement to the terms set forth above by signing all 3 counterparts of this Commencement Letter in the space provided and returning 2 fully executed counterparts to my attention.

Sincerely,

____________________________________
Authorized Signatory

Agreed and Accepted:

         Subtenant:        ______________________

         By:               ______________________
         Name:             ______________________
         Title:            ______________________
         Date:             ______________________

                                    EXHIBIT C

                            FORM OF LETTER OF CREDIT

ISSUING BANK
ADDRESS OF ISSUING BANK

DATE: _________________

IRREVOCABLE STANDBY LETTER OF CREDIT NUMBER: _________________

BENEFICIARY:                            APPLICANT:
_______________________                 _________________________
_______________________                 _________________________

AMOUNT: USD $_______________

EXPIRATION: ____________ AT OUR COUNTERS

WE HEREBY ESTABLISH IN YOUR FAVOR OUR IRREVOCABLE STANDBY LETTER OF CREDIT NUMBER ________ WHICH IS AVAILABLE WITH [ISSUING BANK] BY PAYMENT AGAINST PRESENTATION OF THE ORIGINAL OF THIS LETTER OF CREDIT AND YOUR DRAFTS AT SIGHT DRAWN ON [ISSUING BANK] AT THE ADDRESS ABOVE, ACCOMPANIED BY THE DOCUMENTS DETAILED BELOW:

A LETTER SIGNED BY A PURPORTED AUTHORIZED REPRESENTATIVE OF THE BENEFICIARY STATING THAT BENEFICIARY IS ENTITLED TO DRAW ON THIS LETTER OF CREDIT PURSUANT TO THAT SUBLEASE AGREEMENT BETWEEN _____________________ AND ________________,
AS IT MAY BE AMENDED.

THIS LETTER OF CREDIT CANNOT BE MODIFIED OR REVOKED WITHOUT YOUR WRITTEN CONSENT OF BENEFICIARY.

SPECIAL CONDITIONS:

THIS LETTER OF CREDIT SHALL AUTOMATICALLY RENEW WITHOUT AMENDMENT FOR AN ADDITIONAL ONE YEAR PERIOD FROM THE CURRENT OR FOR ANY FUTURE EXPIRATION DATE, UNLESS WE SHALL NOTIFY YOU IN WRITING BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED OR OVERNIGHT COURIER AT LEAST 60 DAYS PRIOR TO THE THEN CURRENT EXPIRATION DATE THAT THIS LETTER OF CREDIT WILL NOT BE RENEWED. FOLLOWING SUCH NOTIFICATION AND PRIOR TO THE EXPIRATION OF THIS LETTER OF CREDIT, YOU MAY DRAW UPON THIS LETTER OF CREDIT BY PRESENTATION OF THE SIGHT DRAFT(S) MENTIONED ABOVE, ACCOMPANIED BY A LETTER SIGNED BY A

PURPORTED AUTHORIZED REPRESENTATIVE OF BENEFICIARY STATING THAT BENEFICIARY HAS NOT BEEN PRESENTED WITH A SUBSTITUTE LETTER OF CREDIT IN THE SAME PRINCIPAL AMOUNT, AND ON THE SAME TERMS AS THIS LETTER OF CREDIT FROM AN ISSUER REASONABLY SATISFACTORY TO YOU.

THIS LETTER OF CREDIT IS TRANSFERABLE AND MAY BE TRANSFERRED ONE OR MORE TIMES BY THE NAMED BENEFICIARY HEREUNDER OR BY ANY TRANSFEREE HEREUNDER TO A SUCCESSOR TRANSFEREE. TRANSFER OF THIS LETTER OF CREDIT IS SUBJECT TO OUR RECEIPT OF BENEFICIARY'S INSTRUCTIONS IN THE FORM ATTACHED AS EXHIBIT A, ACCOMPANIED BY THE ORIGINAL LETTER OF CREDIT AND AMENDMENT(S), IF ANY.

PARTIAL DRAWS ARE ALLOWED UNDER THIS LETTER OF CREDIT.

THIS LETTER OF CREDIT IS SUBJECT TO THE UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS (1993 REVISION), INTERNATIONAL CHAMBER OF COMMERCE PUBLICATION NO. 500 AND ENGAGES US PURSUANT TO THE TERMS THEREIN.

[ISSUING BANK]

AUTHORIZED SIGNATURE                           AUTHORIZED SIGNATURE

                                    EXHIBIT D

                              GUARANTY OF SUBLEASE

      FOR VALUE RECEIVED and in consideration for and as an inducement to GOOGLE INC., a Delaware corporation ("Sublandlord") to sublease certain real property to AVENUE A LLC, a New York limited liability company, as subtenant ("Subtenant"), pursuant to a sublease dated _____________, 2006 (the "Sublease") by and between Sublandlord and Subtenant, the undersigned, aQuantive, Inc., a Washington corporation ("Guarantor"), does hereby unconditionally and irrevocably guarantee to Sublandlord the punctual payment of all Rent (as such term is defined in the Sublease) payable by Subtenant under the Sublease throughout the term of the Sublease and any and all renewals and extensions thereof in accordance with and subject to the provisions of the Sublease, and the full performance and observance of all other terms, covenants, conditions and agreements therein provided to be performed and observed by Subtenant under the terms of the Sublease, for which the undersigned shall be jointly and severally liable with Subtenant. If any default on the part of Subtenant shall occur under the Sublease, the undersigned does hereby covenant and agree to pay to Sublandlord in each and every instance such sum or sums of money and to perform each and every covenant, condition and agreement under the Sublease as Subtenant is and shall become liable for or obligated to pay or perform under the Sublease, together with the costs reasonably incurred by Sublandlord in connection therewith, including, without limitation, reasonable attorneys' fees. Such payments of Rent and other sums shall be made monthly or at such other intervals as the same shall or may become payable under the Sublease, including any accelerations thereof, all without requiring any notice from Sublandlord (other than any notice required by the Sublease) of such non-payment or non performance, all of which the undersigned hereby expressly waives.

      The maintenance of any action or proceeding by Sublandlord to recover any sum or sums that may be or become due under the Sublease and to secure the performance of any of the other terms, covenants and conditions of the Sublease shall not preclude Sublandlord from thereafter instituting and maintaining subsequent actions or proceedings for any subsequent default or defaults of Subtenant under the Sublease. The undersigned does hereby consent that without affecting the liability of the undersigned under this Guaranty and without notice to the undersigned, time may be given by Sublandlord to Subtenant for payment of Rent and such other sums and performance of said other terms, covenants and conditions, or any of them, and such time extended and indulgence granted, from time to time, or Subtenant may be dispossessed or Sublandlord may avail itself of or exercise any or all of the rights and remedies against Subtenant provided by law or by the Sublease, and may proceed either against Subtenant alone or jointly against Subtenant and the undersigned or against the undersigned alone without first prosecuting or exhausting any remedy or claim against Subtenant. The undersigned does hereby further consent to any subsequent change, modification or amendment of the Sublease in any of its terms, covenants or conditions, or in the Rent payable thereunder, or in the premises demised thereby, or in the term thereof, and to any assignment or assignments of the Sublease, and to any subletting or sublettings of the premises demised by the Sublease, and to any renewals or extensions thereof, all of which may be made without notice to or consent of the undersigned and without in any manner releasing or relieving the undersigned from liability under this Guaranty.

      The undersigned does hereby agree that the bankruptcy of Subtenant shall have no effect on the obligations of the undersigned hereunder. The undersigned does hereby further agree that in respect of any payments made by the undersigned hereunder, the undersigned shall not have any rights based on suretyship, subrogation or otherwise to stand in the place of Sublandlord so as to compete with Sublandlord as a creditor of Subtenant, unless and until all claims of Sublandlord under the Sublease shall have been fully paid and satisfied.

      Neither this Guaranty nor any of the provisions hereof can be modified, waived or terminated, except by a written instrument signed by Sublandlord. The provisions of this Guaranty shall apply to, bind and inure to the benefit of the undersigned and Sublandlord and their respective heirs, legal representatives, successors and assigns. The undersigned, if there be more than one, shall be jointly and severally liable hereunder, and for purposes of such several liability the word "undersigned" wherever used herein shall be construed to refer to each of the undersigned parties separately, all in the same manner and with the same effect as if each of them had signed separate instruments, and this Guaranty shall not be revoked or impaired as to any of such parties by the death of another party or by revocation or release of any obligations hereunder of any other party. If Sublandlord should retain counsel and/or institute any suit against Guarantor to enforce this Guaranty or any covenants or obligations hereunder, then Guarantor shall pay to Sublandlord, upon demand, all reasonable attorneys' fees, costs and expenses, including, without limitation, court costs, filing fees, recording costs, and all other costs and expenses incurred in connection therewith (all of which are referred to herein as "Enforcement Costs"), in addition to all other amounts due hereunder. This Guaranty shall be governed by and construed in accordance with the internal laws of the state where the premises demised by the Sublease are located. For the purpose solely of litigating any dispute under this Guaranty, the undersigned submits to the jurisdiction of the courts of said state.

      Any notice or other communication to be given to Sublandlord or the undersigned hereunder shall be in writing and sent in accordance with the notice provisions of the Sublease. Notices to Sublandlord shall be delivered to Sublandlord's address set forth in the Sublease. Notices to the undersigned shall be addressed as follows: aQuantive, Inc., 821 Second Avenue, Suite 1800, Seattle, Washington 98104, Attn: Legal Department. If Guarantor's notice address as set forth above changes, Guarantor agrees to provide written notice to Sublandlord of such change in address.

      IN WITNESS WHEREOF, the undersigned has executed this Guaranty as of the date of the Sublease.

                                    GUARANTOR:

                                    aQUANTIVE, INC.,
                                    a Washington corporation

                                    By: /s/ M. Wayne Wisehart
                                        ------------------------------------
                                    Print Name: M. Wayne Wisehart
                                    Its:        CFO

                            GUARANTOR ACKNOWLEDGMENTS
                                   CORPORATION

STATE OF  WASHINGTON)
COUNTY OF KING      )ss:

On   5/5/06   before me                 Katheryn M. Robertson
    --------            -------------------------------------------------------,
      Date          Name and Title of Officer (e.g., "Jane Doe, Notary Public")

Personally appeared      Wayne Wisehart
                        --------------------
                        NAME(S) OF SIGNER(S)

                          [X] personally known to me - OR - [ ] proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity
                                (ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

           [SEAL]               WITNESS my hand and official seal,

                                         /s/ Katheryn M. Robertson
                                --------------------------------------------
                                           SIGNATURE OF NOTARY

                                    EXHIBIT E

                               FURNITURE INVENTORY

Highlighted cells are Rental furniture - not property of Google
Green highlighted cells are furniture that Google will take.
Inventory does not reflect cubicle furniture.
Inventory does not include offsite storage.
Does not include RA equipment, Metro, butcher tables

                                                              OWNERSHIP   18TH FLOOR   19TH FLOOR   20TH FLOOR   TOTAL
                                                              ---------   ----------   ----------   ----------   -----
TASK CHAIRS
Aeron Chair                                                   Primedia        70           32            21       123
Office Master Chair                                           Google          25           24            47        96
Office Star Chair - rental                                    n/a             34           29            57       120
Black Fabric Chair                                            Google                                      7         7

CONFERENCE/ SIDE CHAIRS
Harter Chair - mesh                                           Google           2           29            29        60
Black Conference Chair - leopard print                        Primedia         9                                    9
Brown wood chair - blue fabric seat                           Primedia        14           12             7        33
Pine wood chair - plaid fabric seat                           Primedia                      3             2         5
Red vinyl chair                                               Primedia                      5                       5
Black vinyl chair                                             Primedia                                              0
Black leather chair                                           Primedia        22           18             8        48
Black leather chair w/ chrome handles                         Google                                      6         6
Brown leather chair                                           Google                                                0
Black fabric stack chair                                      Google          61                                   61
misc. side chair - gold fabric                                Google                                                0
misc. wood side chair - aqua fabric                           Google                                                0
misc. wood chair - black leather                              Google                                                0
misc. chair - black fabric                                    Google          16                                   16

CONFERENCE TABLES/ CREDENZA
Round 30" - wood                                              Primedia                      1                       1
Round 36" - wood                                              Primedia         4            1             2         7
Round 42" - wood                                              Primedia         3                          3         6
Round 48" - wood                                              Primedia                                    2         2

Round 60" - wood                                              Google                                                0
Round 72" - wood                                              Primedia         1                                    1
Oval 72" - wood                                               Google                                                0
Oval 96" - wood                                               Primedia                      1             1         2
Oval 102" - wood                                              Primedia                                    1         1
Oval 108" - wood                                              Google                                                0
Oval 144" - wood                                              Primedia                      1                       1
Rectangle Table 72" - wood                                    Primedia         1                                    1
Rectangle Laminate Table 48" - wood grain                     Google           5                                    5
Rectangle Laminate Table 60" - black                          Google                                                0
Rectangle Laminate Table 72" gray                             Google                                                0
Rectangle Laminate Table 84" - gray                           Google                        1                       1
Rectangle Laminate Table 96" gray                             Google                                                0
Conference Table 60"                                          Primedia                                              0
Conference Table 84" - cherry wood                            Google                                                0
Conference Table 96" - glass                                  Primedia                                    1         1
Conference Table 120" - pine wood                             Primedia         1                                    1
Conference Table 144" - brown wood                            Primedia                                              0
Conference Table 202" X 92" - Turing Room                     Google                                                0
Conference Table 228" - Metropolitan                          Primedia                      1                       1
Conference Table 276" - Times Square                          Google                                                0
Training Table Wood 48" - nesting, casters                    Google           3            3                       6
Training Table Wood 60" - nesting, casters                    Google          13            5                      18
??? Table - nesting/ casters - white                          Google                                      1         1
Credenza 30"                                                  Primedia                                    1         1
Credenze 49"                                                  Primedia                                              0
Credenza 72" - wood                                           Primedia                                    1         1
Credenza 96" - cherry wood                                    Primedia         1                                    1

DESKS
Gray laminate 45"                                             n/a                           1                       1
Black laminate 45"                                            n/a                           1                       1
Adjustable 48" - tan base                                     Primedia         4                          2         6
Light Wood Table w/ black legs 48"                            Primedia                      1             1         2
Single ped desk 60" - wood                                    Google                                                0
Double ped desk 60" - metal                                   Google                                                0
Light Wood Desk 46" (IKEA)                                    Google                                      1         1
Desk 60" - blue (IKEA)                                        Google                                      1         1

Wood desk 62" - with return                                   Google                                                0
Wood desk 72" - with return                                   Primedia                      1                       1
Wood desk 84" - with return                                   Primedia                      2                       2
Double ped desk 66"                                           Google                                                0
Krueg table 66" - adjustable height                           Google          61           17            49       127
??? Desk 67" - gray/ brown                                    Primedia                      4                       4
??? Desk 71" - gray                                           Primedia                                    1         1
Double ped desk 72"                                           Google                                                0
Wood desk w/ black legs 72" - tan                             Primedia                                    1         1
"Half-oval" desk w/ black legs - light wood                   Primedia                      1                       1

SIDE TABLES
Square Glass Side Table 18"                                   Primedia         8            9             2        19
Square Side Table 16"                                         Google                                                0
Square Side Table 24"                                         Primedia         2                                    2
Square Side Table 30"                                         Google                        2                       2
Square Side Table 32"                                         Primedia         1                                    1
Sofa Side Table 26" - wood                                    Primedia         1                                    1
Rectangle Side Table 44" - blond wood                         Primedia         1                                    1
Silver Aluminum Round Side Table 20"                          Google                                      1         1
Short Round Side Table 21"                                    Primedia                                              0
Red Oval Table 30"                                            Primedia                                    1         1
Red Adjustable Laminate Round Table 30"                       Primedia                                              0

CABINETS
Mobile Ped Box/ Box/ File All Steel (blue steel) - lip pull   Primedia       103           42            42       187
Mobile Ped Box/ Box/ File  All Steel (tan/ gray) - lip pull   Google          12                          9        21
Mobile Ped Box/ Box/ File  All Steel (tan) - flat pull        Google          14           17            25        56
Mobile Ped Box/ Box/ File  (black) - lip pull                 Google           7            8             5        20
Mobile Ped Box/ Box/ File (other color)                       Primedia         1                                    1
Mobile Ped - wood                                             Google                                                0
Mobile Ped Metal - w/ handles                                 Google                                                0
Stationary Ped File - metal                                   Google                                                0
File/ File Fire King Cabinet                                  Primedia         1                                    1
2-Drawer Lateral file 36" - tan wood                          Google                                      1         1
2-Drawer Lateral file 30"                                     Primedia         4            9             2        15

2-Drawer Lateral file 36"                                     Primedia         3            1                       4
2-Drawer Lateral file 42"                                     Primedia        25            6             1        32
3-Drawer Lateral file 30"                                     Primedia                                              0
3-Drawer Lateral file 36"                                     Primedia                                              0
3-Drawer Lateral file 42"                                     Primedia        11                                   11
4-Drawer Lateral file 30"                                     Primedia         3                                    3
4-Drawer Lateral file 36"                                     Primedia         4                                    4
5-Drawer Lateral file 30"                                     Primedia         2                                    2
5-Drawer Lateral file 36"                                     Primedia        10            5                      15
5-Drawer Lateral file 42"                                     Primedia         1                                    1
2-Door Cabinet 36"                                            Google           9            4             4        17

DINER
Gray Laminate Table - round 36"                               Google                        7                       7
Gray Laminate Table - 48"                                     Google                        7                       7
Gray Laminate Table - 72"                                     Google                        5                       5
Black plastic stack chair                                     Google                       87                      87
Blue Stools                                                   Google                       15            15        30
Black cafe tables                                             Google                        6             6        12

SOFAS/ LOUNGE CHAIRS
Black Leather Massage Chair                                   Google                                      1         1
Club chair - black leather                                    Google                                                0
Club chair - blue solid (rounded back)                        Google           3            2                       5
Club chair - red solid (rounded back)                         Google                                                0
Club chair - green solid (rounded back)                       Google                                                0
Club chair - red solid (square back)                          Google                        2             4         6
Club chair - blue checked                                     Primedia                                    1         1
Club chair - black/red                                        Google                                                0
Blue sofa - blue solid (rounded back) 66"                     Google           1                          1         2
Red sofa - red solid (square back) 69"                        Google           1                                    1
Blue sofa - blue solid (rounded back) 69" (IKEA)              Google                                                0
Purple sofa - purple velvet solid (round back) 78"            Google                                                0
Black sofa - black velvet solid (round back) 88"              Google           1                                    1
Lime sofa - lime solid 66"                                    Google           1                                    1
White sofa - white solid 70" (IKEA)                           Google           1                                    1
Orange sofa - orange solid 72"                                Google                                      1         1
Red sofa - red solid 85" (IKEA)                               Google                                      1         1

Dark Blue sofa - dark blue solid 91" - two pieces             Google                                                0
Ottoman - red                                                 Google                                                0
Ottoman - blue                                                Google                                                0
Ottoman - green                                               Google                                                0

BOOKSHELVES
Bookshelves 5 shelf high 30"                                  Primedia         1                          1         2
Bookshelves 5 shelf high 36"                                  Primedia         2            2                       4
Bookshelves 4 shelf high 14" - pine wood (IKEA)               Google                                                0
Bookshelves 3 shelf high 27.5"                                Primedia                      1                       1
Bookshelves 3 shelf high 36"                                  Google          11            9             5        25
Bookshelves 2 shelf high 24"                                  Primedia                                              0
Bookshelves 2 shelf high 36"                                  Primedia         1                                    1

MISC
Folding plastic chairs                                        Google         179           19             4       202
Chair caddy                                                   Google           5                                    5
"Five Finger Discount" plastic chair                          Google           1            4                       5
Light blue cafe tables                                        Google           6                                    6
Stool - black fabric                                                                                                0
Pine Stool w/ metal legs                                      Primedia         4                                    4
Pine Stool w/ metal legs (seat backing)                       Primedia                                              0
Round Laminate Table 36"                                                                                            0
Square Laminate Table 36" white                                                                                     0
Round Table 54"                                                                                           1         1
Metal Mail Table 60"                                                           1                                    1
Brown Folding Table 60"                                                                                   1         1
Wood Table 24" X 21"                                                                        1                       1
TV/ Entertainment Table 42"                                                                                         0
Wood Coffee Table 47"                                                                                               0
Brown Wood Coffee Table 50"                                                    1                                    1
Drafting Table 60"                                                                                                  0
Antique Wood Table 72"                                                                                              0
Pine Wood Kids' Desk                                                                                                0
Pine Wood Kids' chairs                                                                                              0
Pine Wood 2-Door Cabinet (IKEA)                                                                                     0
4-Drawer Dresser 36" - knotted wood                                                                                 0
Refrigerator                                                                   3            5             1         9
Microwave                                                                      2            3                       5

                                      ***

NOTE: